Exhibit 99.1

VORNADO REALTY TRUST AND VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On July 17, 2017, Vornado Realty Trust (“VNO”) and Vornado Realty L.P. (“VRLP” and collectively, “Vornado) completed the spin-off of JBG SMITH Properties (“JBGS”) and JBG SMITH Properties LP (“JBGSLP”), which own assets of Vornado’s former Washington, DC segment, through a tax-free distribution to Vornado shareholders and unitholders (the “Distribution”), pursuant to the definitive agreement to combine JBGS with the management business and certain Washington, DC metropolitan assets of The JBG Companies (“JBG”).  VNO common shareholders and VRLP common limited partners at the close of business on July 7, 2017 (the “Record Date”) received on July 17, 2017, a distribution of one JBGS common share for every two VNO common shares, and a distribution of one JBGSLP common limited partnership unit for every two VRLP common limited partnership units, held as of the Record Date. Fractional shares of JBGS and fractional units of JBGSLP were not distributed, and instead VNO common shareholders and VRLP common limited partners received cash in lieu of any fractional shares/units they would otherwise have been entitled to receive in the Distribution. Subsequent to the Distribution, VNO and VRLP will no longer consolidate the financial results of JBGS. After the date of the Distribution, the historical financial results of JBGS will be reflected in VNO’s and VRLP’s consolidated financial statements as discontinued operations for all periods presented through the Distribution date, beginning with the consolidated financial statements for the quarter ending September 30, 2017.

The accompanying unaudited pro forma consolidated balance sheets of VNO and VRLP as of March 31, 2017 are presented as if the Distribution had occurred on March 31, 2017. The accompanying unaudited pro forma consolidated statements of income of VNO and VRLP for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016, 2015 and 2014 are presented as if the Distribution had occurred on January 1, 2014.

The accompanying unaudited pro forma financial information reflects all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations and financial position of VNO and VRLP as of and for the periods indicated. In management’s opinion, these pro forma adjustments have been developed on a reasonable and rational basis; however, the retrospectively adjusted results of operations and financial position for the indicated periods when reported in VNO and VRLP’s post-Distribution periodic reports will differ from the pro forma financial information presented herein. The accompanying unaudited pro forma consolidated financial information is presented for illustrative and informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations that would have actually occurred had the Distribution taken place during the periods presented. In addition, the accompanying unaudited pro forma financial information does not reflect actions that may be undertaken by VNO and VRLP after the Distribution. The unaudited pro forma financial information should be read in conjunction with the notes thereto and with the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and accompanying notes thereto included in the combined VNO and VRLP Annual Report on Form 10-K for the year ended December 31, 2016 and the combined Quarterly Report on Form 10-Q for the period ended March 31, 2017.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma consolidated balance sheets and the unaudited pro forma consolidated statements of income:

As Reported

This column reflects VNO and VRLP’s historical financial positions as of March 31, 2017 and historical results of operations for the three months ended March 31, 2017 and 2016, and for the three years ended December 31, 2016, 2015 and 2014, prior to any adjustment for the Distribution and the pro forma adjustments described under the headings “Distribution of JBG SMITH Properties” and “Other Adjustments” discussed below.

Distribution of JBG SMITH Properties

This column reflects the historical combined financial position as of March 31, 2017 of Vornado’s former Washington, DC segment which was contributed to JBGS and the historical combined operating results for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016, 2015 and 2014, prior to the pro forma adjustments described under the heading “Other Adjustments” below.

Other Adjustments

This column represents pro forma adjustments for transactions between Vornado and JBGS that were previously eliminated in consolidation and will no longer be eliminated subsequent to the Distribution or that arise as a direct result of the Distribution. These adjustments are more fully described in the notes to the accompanying unaudited pro forma consolidated financial information.

VORNADO REALTY TRUST

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2017

(Amounts in thousands)

		Distribution of
		JBG SMITH	Other
	As Reported	Properties (1)	Adjustments (2)	Pro Forma
ASSETS
Real estate, at cost:
Land	$4,056,666	$(934,317)	$—	$3,122,349
Buildings and improvements	12,727,776	(3,053,802)	—	9,673,974
Development costs and construction in progress	1,564,647	(167,248)	—	1,397,399
Leasehold improvements and equipment	117,246	(22,698)	—	94,548
Total	18,466,335	(4,178,065)	—	14,288,270
Less accumulated depreciation and amortization	(3,604,348)	957,270	—	(2,647,078)
Real estate, net	14,861,987	(3,220,795)	—	11,641,192
Cash and cash equivalents	1,484,814	(50,712)	(185,786)	1,248,316
Restricted cash	98,191	(4,728)	—	93,463
Marketable securities	188,695	—	—	188,695
Tenant and other receivables, net of allowance for doubtful accounts	86,753	(28,442)	—	58,311
Investments in partially owned entities	1,415,747	(49,958)	—	1,365,789
Real estate fund investments	454,946	—	—	454,946
Receivable arising from the straight-lining of rents, net of allowance	1,048,940	(140,329)	—	908,611
Deferred leasing costs, net of accumulated amortization	452,187	(102,356)	—	349,831
Identified intangible assets, net of accumulated amortization	184,009	(2,904)	—	181,105
Assets related to discontinued operations	4,416	—	—	4,416
Other assets	450,763	(10,085)	—	440,678
	$20,731,448	$(3,610,309)	$(185,786)	$16,935,353

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgages payable, net	$9,281,280	$(1,161,984)	$—	$8,119,296
Senior unsecured notes, net	845,932	—	—	845,932
Unsecured term loan, net	372,595	—	—	372,595
Unsecured revolving credit facilities	115,630	—	(115,630)	—
Accounts payable and accrued expenses	451,156	(42,227)	(25,577)	383,352
Deferred revenue	274,477	(11,216)	—	263,261
Deferred compensation plan	124,933	(285)	—	124,648
Liabilities related to discontinued operations	2,670	—	—	2,670
Other liabilities	433,374	(254,010)	237,634	416,998
Total liabilities	11,902,047	(1,469,722)	96,427	10,528,752
Commitments and contingencies
Redeemable noncontrolling interests:
Class A units	1,260,646	—	—	1,260,646
Series D cumulative redeemable preferred units	5,428	—	—	5,428
Total redeemable noncontrolling interests	1,266,074	—	—	1,266,074
Vornado shareholders’ equity:
Preferred shares of beneficial interest	1,038,049	—	—	1,038,049
Common shares of beneficial interest	7,551	—	—	7,551
Additional capital	7,183,324	—	—	7,183,324
Earnings less than distributions	(1,506,236)	(2,140,292)	(282,213)	(3,928,741)
Accumulated other comprehensive income	119,019	—	—	119,019
Total Vornado shareholders’ equity	6,841,707	(2,140,292)	(282,213)	4,419,202
Noncontrolling interests in consolidated subsidiaries	721,620	(295)	—	721,325
Total equity	7,563,327	(2,140,587)	(282,213)	5,140,527
	$20,731,448	$(3,610,309)	$(185,786)	$16,935,353

VORNADO REALTY TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Amounts in thousands, except per share amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$513,818	$(99,024)	$—	$414,794
Tenant expense reimbursements	67,670	(8,637)	—	59,033
Fee and other income	39,360	(8,611)	—	30,749
Total revenues	620,848	(116,272)	—	504,576
EXPENSES:
Operating	260,907	(43,353)	—	217,554
Depreciation and amortization	138,811	(33,782)	—	105,029
General and administrative	56,658	(13,690)	6,754	49,722
Acquisition and transaction related costs	8,005	(5,841)	—	2,164
Total expenses	464,381	(96,666)	6,754	374,469
Operating income	156,467	(19,606)	(6,754)	130,107
Income from partially owned entities	1,445	(88)	—	1,357
Income from real estate fund investments	268	—	—	268
Interest and other investment income, net	9,228	(896)	831	9,163
Interest and debt expense	(94,285)	13,918	(2,356)	(82,723)
Net gain on disposition of wholly owned and partially owned assets	501	—	—	501
Income before income taxes	73,624	(6,672)	(8,279)	58,673
Income tax expense	(2,205)	354	—	(1,851)
Income from continuing operations	71,419	(6,318)	(8,279)	56,822
Income from discontinued operations	2,428	—	—	2,428
Net income	73,847	(6,318)	(8,279)	59,250
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(6,737)	—	—	(6,737)
Operating Partnership	(3,229)	—	911	(2,318)
Net income attributable to Vornado	63,881	(6,318)	(7,368)	50,195
Preferred share dividends	(16,129)	—	—	(16,129)
NET INCOME attributable to common shareholders	$47,752	$(6,318)	$(7,368)	$34,066
INCOME PER COMMON SHARE - BASIC:
Income from continuing operations, net	$0.24			$0.17
Income from discontinued operations, net	0.01			0.01
Net income per common share	$0.25			$0.18
Weighted average shares outstanding	189,210			189,210
INCOME PER COMMON SHARE - DILUTED:
Income from continuing operations, net	$0.24			$0.17
Income from discontinued operations, net	0.01			0.01
Net income per common share	$0.25			$0.18
Weighted average shares outstanding	190,372			190,372

VORNADO REALTY TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2016

(Amounts in thousands, except per share amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$519,492	$(97,371)	$—	$422,121
Tenant expense reimbursements	59,575	(9,481)	—	50,094
Fee and other income	33,970	(9,932)	—	24,038
Total revenues	613,037	(116,784)	—	496,253
EXPENSES:
Operating	256,349	(44,198)	—	212,151
Depreciation and amortization	142,957	(34,289)	—	108,668
General and administrative	48,704	(14,021)	6,074	40,757
Skyline properties impairment loss	160,700	—	—	160,700
Acquisition and transaction related costs	4,607	—	—	4,607
Total expenses	613,317	(92,508)	6,074	526,883
Operating loss	(280)	(24,276)	(6,074)	(30,630)
Loss from partially owned entities	(4,240)	1,179	—	(3,061)
Income from real estate fund investments	11,284	—	—	11,284
Interest and other investment income, net	3,518	(800)	743	3,461
Interest and debt expense	(100,489)	12,086	(756)	(89,159)
Net gain on disposition of wholly owned and partially owned assets	714	—	—	714
Loss before income taxes	(89,493)	(11,811)	(6,087)	(107,391)
Income tax expense	(2,831)	264	—	(2,567)
Loss from continuing operations	(92,324)	(11,547)	(6,087)	(109,958)
Income from discontinued operations	716	—	—	716
Net loss	(91,608)	(11,547)	(6,087)	(109,242)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(9,678)	—	—	(9,678)
Operating Partnership	7,487	—	1,092	8,579
Net loss attributable to Vornado	(93,799)	(11,547)	(4,995)	(110,341)
Preferred share dividends	(20,364)	—	—	(20,364)
NET LOSS attributable to common shareholders	$(114,163)	$(11,547)	$(4,995)	$(130,705)

LOSS PER COMMON SHARE - BASIC:
Loss from continuing operations, net	$(0.61)			$(0.69)
Income from discontinued operations, net	—			—
Net loss per common share	$(0.61)			$(0.69)
Weighted average shares outstanding	188,658			188,658

LOSS PER COMMON SHARE - DILUTED:
Loss from continuing operations, net	$(0.61)			$(0.69)
Income from discontinued operations, net	—			—
Net loss per common share	$(0.61)			$(0.69)
Weighted average shares outstanding	188,658			188,658

VORNADO REALTY TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2016

(Amounts in thousands, except per share amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$2,103,728	$(401,577)	$—	$1,702,151
Tenant expense reimbursements	260,667	(38,291)	—	222,376
Fee and other income	141,807	(38,651)	—	103,156
Total revenues	2,506,202	(478,519)	—	2,027,683
EXPENSES:
Operating	1,024,336	(175,491)	—	848,845
Depreciation and amortization	565,059	(133,343)	—	431,716
General and administrative	179,279	(50,416)	20,756	149,619
Skyline properties impairment loss	160,700	—	—	160,700
Acquisition and transaction related costs	26,037	(6,476)	—	19,561
Total expenses	1,955,411	(365,726)	20,756	1,610,441
Operating income	550,791	(112,793)	(20,756)	417,242
Income from partially owned entities	165,389	1,242	—	166,631
Loss from real estate fund investments	(23,602)	—	—	(23,602)
Interest and other investment income, net	29,546	(3,287)	3,287	29,546
Interest and debt expense	(402,674)	51,781	(5,190)	(356,083)
Gain on extinguishment of Skyline properties debt	487,877	—	—	487,877
Net gain on disposition of wholly owned and partially owned assets	175,735	—	—	175,735
Income before income taxes	983,062	(63,057)	(22,659)	897,346
Income tax expense	(8,312)	1,083	—	(7,229)
Income from continuing operations	974,750	(61,974)	(22,659)	890,117
Income from discontinued operations	7,172	—	—	7,172
Net income	981,922	(61,974)	(22,659)	897,289
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(21,351)	—	—	(21,351)
Operating Partnership	(53,654)	—	5,162	(48,492)
Net income attributable to Vornado	906,917	(61,974)	(17,497)	823,666
Preferred share dividends	(75,903)	—	—	(75,903)
Preferred share issuance costs (Series J redemption)	(7,408)	—	—	(7,408)
NET INCOME attributable to common shareholders	$823,606	$(61,974)	$(17,497)	$744,135

INCOME PER COMMON SHARE - BASIC:
Income from continuing operations, net	$4.32			$3.90
Income from discontinued operations, net	0.04			0.04
Net income per common share	$4.36			$3.94
Weighted average shares outstanding	188,837			188,837

INCOME PER COMMON SHARE - DILUTED:
Income from continuing operations, net	$4.30			$3.87
Income from discontinued operations, net	0.04			0.04
Net income per common share	$4.34			$3.91
Weighted average shares outstanding	190,173			190,173

VORNADO REALTY TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2015

(Amounts in thousands, except per share amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$2,076,586	$(389,792)	$—	$1,686,794
Tenant expense reimbursements	260,976	(41,047)	—	219,929
Fee and other income	164,705	(39,768)	—	124,937
Total revenues	2,502,267	(470,607)	—	2,031,660
EXPENSES:
Operating	1,011,249	(176,989)	—	834,260
Depreciation and amortization	542,952	(144,984)	—	397,968
General and administrative	175,307	(46,037)	20,057	149,327
Acquisition and transaction related costs	12,511	—	—	12,511
Total expenses	1,742,019	(368,010)	20,057	1,394,066
Operating income	760,248	(102,597)	(20,057)	637,594
Loss from partially owned entities	(12,630)	4,434	—	(8,196)
Income from real estate fund investments	74,081	—	—	74,081
Interest and other investment income, net	26,978	(2,708)	2,708	26,978
Interest and debt expense	(378,025)	50,823	(4,983)	(332,185)
Net gain on disposition of wholly owned and partially owned assets	251,821	—	—	251,821
Income before income taxes	722,473	(50,048)	(22,332)	650,093
Income tax benefit	84,695	420	—	85,115
Income from continuing operations	807,168	(49,628)	(22,332)	735,208
Income from discontinued operations	52,262	—	—	52,262
Net income	859,430	(49,628)	(22,332)	787,470
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(55,765)	—	—	(55,765)
Operating Partnership	(43,231)	—	4,318	(41,891)
Net income attributable to Vornado	760,434	(49,628)	(18,014)	692,792
Preferred share dividends	(80,578)	—	—	(80,578)
NET INCOME attributable to common shareholders	$679,856	$(49,628)	$(18,014)	$612,214

INCOME PER COMMON SHARE - BASIC:
Income from continuing operations, net	$3.35			$2.99
Income from discontinued operations, net	0.26			0.26
Net income per common share	$3.61			$3.25
Weighted average shares outstanding	188,353			188,353

INCOME PER COMMON SHARE - DILUTED:
Income from continuing operations, net	$3.33			$2.97
Income from discontinued operations, net	0.26			0.26
Net income per common share	$3.59			$3.23
Weighted average shares outstanding	189,564			189,564

VORNADO REALTY TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2014

(Amounts in thousands, except per share amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$1,911,487	$(390,576)	$—	$1,520,911
Tenant expense reimbursements	245,819	(41,243)	—	204,576
Fee and other income	155,206	(41,104)	—	114,102
Total revenues	2,312,512	(472,923)	—	1,839,589
EXPENSES:
Operating	953,611	(174,589)	—	779,022
Depreciation and amortization	481,303	(112,046)	—	369,257
General and administrative	169,270	(47,669)	20,404	142,005
Acquisition and transaction related costs	18,435	—	—	18,435
Total expenses	1,622,619	(334,304)	20,404	1,308,719
Operating income	689,893	(138,619)	(20,404)	530,870
Loss from partially owned entities	(59,861)	1,279	—	(58,582)
Income from real estate fund investments	163,034	—	—	163,034
Interest and other investment income, net	38,752	(1,338)	1,172	38,586
Interest and debt expense	(412,755)	57,137	(2,183)	(357,801)
Net gain on disposition of wholly owned and partially owned assets	13,568	—	—	13,568
Income before income taxes	432,631	(81,541)	(21,415)	329,675
Income tax expense	(9,281)	242	—	(9,039)
Income from continuing operations	423,350	(81,299)	(21,415)	320,636
Income from discontinued operations	585,676	—	—	585,676
Net income	1,009,026	(81,299)	(21,415)	906,312
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(96,561)	—	—	(96,561)
Operating Partnership	(47,613)	—	5,855	(41,758)
Net income attributable to Vornado	864,852	(81,299)	(15,560)	767,993
Preferred share dividends	(81,464)	—	—	(81,464)
NET INCOME attributable to common shareholders	$783,388	$(81,299)	$(15,560)	$686,529

INCOME PER COMMON SHARE - BASIC:
Income from continuing operations, net	$1.23			$0.71
Income from discontinued operations, net	2.95			2.95
Net income per common share	$4.18			$3.66
Weighted average shares outstanding	187,572			187,572

INCOME PER COMMON SHARE - DILUTED:
Income from continuing operations, net	$1.22			$0.71
Income from discontinued operations, net	2.93			2.93
Net income per common share	$4.15			$3.64
Weighted average shares outstanding	188,690			188,690

VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2017

(Amounts in thousands)

		Distribution of
		JBG SMITH	Other
	As Reported	Properties (1)	Adjustments (2)	Pro Forma
ASSETS
Real estate, at cost:
Land	$4,056,666	$(934,317)	$—	$3,122,349
Buildings and improvements	12,727,776	(3,053,802)	—	9,673,974
Development costs and construction in progress	1,564,647	(167,248)	—	1,397,399
Leasehold improvements and equipment	117,246	(22,698)	—	94,548
Total	18,466,335	(4,178,065)	—	14,288,270
Less accumulated depreciation and amortization	(3,604,348)	957,270	—	(2,647,078)
Real estate, net	14,861,987	(3,220,795)	—	11,641,192
Cash and cash equivalents	1,484,814	(50,712)	(185,786)	1,248,316
Restricted cash	98,191	(4,728)	—	93,463
Marketable securities	188,695	—	—	188,695
Tenant and other receivables, net of allowance for doubtful accounts	86,753	(28,442)	—	58,311
Investments in partially owned entities	1,415,747	(49,958)	—	1,365,789
Real estate fund investments	454,946	—	—	454,946
Receivable arising from the straight-lining of rents, net of allowance	1,048,940	(140,329)	—	908,611
Deferred leasing costs, net of accumulated amortization	452,187	(102,356)	—	349,831
Identified intangible assets, net of accumulated amortization	184,009	(2,904)	—	181,105
Assets related to discontinued operations	4,416	—	—	4,416
Other assets	450,763	(10,085)	—	440,678
	$20,731,448	$(3,610,309)	$(185,786)	$16,935,353

LIABILITIES, REDEEMABLE PARTNERSHIP UNITS AND EQUITY
Mortgages payable, net	$9,281,280	$(1,161,984)	$—	$8,119,296
Senior unsecured notes, net	845,932	—	—	845,932
Unsecured term loan, net	372,595	—	—	372,595
Unsecured revolving credit facilities	115,630	—	(115,630)	—
Accounts payable and accrued expenses	451,156	(42,227)	(25,577)	383,352
Deferred revenue	274,477	(11,216)	—	263,261
Deferred compensation plan	124,933	(285)	—	124,648
Liabilities related to discontinued operations	2,670	—	—	2,670
Other liabilities	433,374	(254,010)	237,634	416,998
Total liabilities	11,902,047	(1,469,722)	96,427	10,528,752
Commitments and contingencies
Redeemable partnership units:
Class A units	1,260,646	—	—	1,260,646
Series D cumulative redeemable preferred units	5,428	—	—	5,428
Total redeemable noncontrolling interests	1,266,074	—	—	1,266,074
Equity:
Partners’ capital	8,228,924	—	—	8,228,924
Earnings less than distributions	(1,506,236)	(2,140,292)	(282,213)	(3,928,741)
Accumulated other comprehensive income	119,019	—	—	119,019
Total Vornado Realty L.P. equity	6,841,707	(2,140,292)	(282,213)	4,419,202
Noncontrolling interests in consolidated subsidiaries	721,620	(295)	—	721,325
Total equity	7,563,327	(2,140,587)	(282,213)	5,140,527
	$20,731,448	$(3,610,309)	$(185,786)	$16,935,353

VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(Amounts in thousands, except per unit amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$513,818	$(99,024)	$—	$414,794
Tenant expense reimbursements	67,670	(8,637)	—	59,033
Fee and other income	39,360	(8,611)	—	30,749
Total revenues	620,848	(116,272)	—	504,576
EXPENSES:
Operating	260,907	(43,353)	—	217,554
Depreciation and amortization	138,811	(33,782)	—	105,029
General and administrative	56,658	(13,690)	6,754	49,722
Acquisition and transaction related costs	8,005	(5,841)	—	2,164
Total expenses	464,381	(96,666)	6,754	374,469
Operating income	156,467	(19,606)	(6,754)	130,107
Income from partially owned entities	1,445	(88)	—	1,357
Income from real estate fund investments	268	—	—	268
Interest and other investment income, net	9,228	(896)	831	9,163
Interest and debt expense	(94,285)	13,918	(2,356)	(82,723)
Net gain on disposition of wholly owned and partially owned assets	501	—	—	501
Income before income taxes	73,624	(6,672)	(8,279)	58,673
Income tax expense	(2,205)	354	—	(1,851)
Income from continuing operations	71,419	(6,318)	(8,279)	56,822
Income from discontinued operations	2,428	—	—	2,428
Net income	73,847	(6,318)	(8,279)	59,250
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(6,737)	—	—	(6,737)
Net income attributable to Vornado Realty L.P.	67,110	(6,318)	(8,279)	52,513
Preferred unit distributions	(16,178)	—	—	(16,178)
NET INCOME attributable to Class A unitholders	$50,932	$(6,318)	$(8,279)	$36,335

INCOME PER CLASS A UNIT - BASIC:
Income from continuing operations, net	$0.24			$0.17
Income from discontinued operations, net	0.01			0.01
Net income per Class A unit	$0.25			$0.18
Weighted average units outstanding	200,845			200,845

INCOME PER CLASS A UNIT - DILUTED:
Income from continuing operations, net	$0.24			$0.17
Income from discontinued operations, net	0.01			0.01
Net income per Class A unit	$0.25			$0.18
Weighted average units outstanding	202,647			202,647

VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2016

(Amounts in thousands, except per unit amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$519,492	$(97,371)	$—	$422,121
Tenant expense reimbursements	59,575	(9,481)	—	50,094
Fee and other income	33,970	(9,932)	—	24,038
Total revenues	613,037	(116,784)	—	496,253
EXPENSES:
Operating	256,349	(44,198)	—	212,151
Depreciation and amortization	142,957	(34,289)	—	108,668
General and administrative	48,704	(14,021)	6,074	40,757
Skyline properties impairment loss	160,700	—	—	160,700
Acquisition and transaction related costs	4,607	—	—	4,607
Total expenses	613,317	(92,508)	6,074	526,883
Operating loss	(280)	(24,276)	(6,074)	(30,630)
Loss from partially owned entities	(4,240)	1,179	—	(3,061)
Income from real estate fund investments	11,284	—	—	11,284
Interest and other investment income, net	3,518	(800)	743	3,461
Interest and debt expense	(100,489)	12,086	(756)	(89,159)
Net gain on disposition of wholly owned and partially owned assets	714	—	—	714
Loss before income taxes	(89,493)	(11,811)	(6,087)	(107,391)
Income tax expense	(2,831)	264	—	(2,567)
Loss from continuing operations	(92,324)	(11,547)	(6,087)	(109,958)
Income from discontinued operations	716	—	—	716
Net loss	(91,608)	(11,547)	(6,087)	(109,242)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(9,678)	—	—	(9,678)
Net loss attributable to Vornado Realty L.P.	(101,286)	(11,547)	(6,087)	(118,920)
Preferred unit distributions	(20,412)	—	—	(20,412)
NET LOSS attributable to Class A unitholders	$(121,698)	$(11,547)	$(6,087)	$(139,332)

LOSS PER CLASS A UNIT - BASIC:
Loss from continuing operations, net	$(0.61)			$(0.70)
Income from discontinued operations, net	—			—
Net loss per Class A unit	$(0.61)			$(0.70)
Weighted average units outstanding	200,072			200,072

LOSS PER CLASS A UNIT - DILUTED:
Loss from continuing operations, net	$(0.61)			$(0.70)
Income from discontinued operations, net	—			—
Net loss per Class A unit	$(0.61)			$(0.70)
Weighted average units outstanding	200,072			200,072

VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2016

(Amounts in thousands, except per unit amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$2,103,728	$(401,577)	$—	$1,702,151
Tenant expense reimbursements	260,667	(38,291)	—	222,376
Fee and other income	141,807	(38,651)	—	103,156
Total revenues	2,506,202	(478,519)	—	2,027,683
EXPENSES:
Operating	1,024,336	(175,491)	—	848,845
Depreciation and amortization	565,059	(133,343)	—	431,716
General and administrative	179,279	(50,416)	20,756	149,619
Skyline properties impairment loss	160,700	—	—	160,700
Acquisition and transaction related costs	26,037	(6,476)	—	19,561
Total expenses	1,955,411	(365,726)	20,756	1,610,441
Operating income	550,791	(112,793)	(20,756)	417,242
Income from partially owned entities	165,389	1,242	—	166,631
Loss from real estate fund investments	(23,602)	—	—	(23,602)
Interest and other investment income, net	29,546	(3,287)	3,287	29,546
Interest and debt expense	(402,674)	51,781	(5,190)	(356,083)
Gain on extinguishment of Skyline properties debt	487,877	—	—	487,877
Net gain on disposition of wholly owned and partially owned assets	175,735	—	—	175,735
Income before income taxes	983,062	(63,057)	(22,659)	897,346
Income tax expense	(8,312)	1,083	—	(7,229)
Income from continuing operations	974,750	(61,974)	(22,659)	890,117
Income from discontinued operations	7,172	—	—	7,172
Net income	981,922	(61,974)	(22,659)	897,289
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(21,351)	—	—	(21,351)
Net income attributable to Vornado Realty L.P.	960,571	(61,974)	(22,659)	875,938
Preferred unit distributions	(76,097)	—	—	(76,097)
Preferred unit issuance costs (Series J redemption)	(7,408)	—	—	(7,408)
NET INCOME attributable to Class A unitholders	$877,066	$(61,974)	$(22,659)	$792,433

INCOME PER CLASS A UNIT - BASIC:
Income from continuing operations, net	$4.32			$3.92
Income from discontinued operations, net	0.04			0.04
Net income per Class A unit	$4.36			$3.96
Weighted average units outstanding	200,350			200,350

INCOME PER CLASS A UNIT - DILUTED:
Income from continuing operations, net	$4.29			$3.89
Income from discontinued operations, net	0.03			0.03
Net income per Class A unit	$4.32			$3.92
Weighted average units outstanding	202,017			202,017

VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2015

(Amounts in thousands, except per unit amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$2,076,586	$(389,792)	$—	$1,686,794
Tenant expense reimbursements	260,976	(41,047)	—	219,929
Fee and other income	164,705	(39,768)	—	124,937
Total revenues	2,502,267	(470,607)	—	2,031,660
EXPENSES:
Operating	1,011,249	(176,989)	—	834,260
Depreciation and amortization	542,952	(144,984)	—	397,968
General and administrative	175,307	(46,037)	20,057	149,327
Acquisition and transaction related costs	12,511	—	—	12,511
Total expenses	1,742,019	(368,010)	20,057	1,394,066
Operating income	760,248	(102,597)	(20,057)	637,594
Loss from partially owned entities	(12,630)	4,434	—	(8,196)
Income from real estate fund investments	74,081	—	—	74,081
Interest and other investment income, net	26,978	(2,708)	2,708	26,978
Interest and debt expense	(378,025)	50,823	(4,983)	(332,185)
Net gain on disposition of wholly owned and partially owned assets	251,821	—	—	251,821
Income before income taxes	722,473	(50,048)	(22,332)	650,093
Income tax benefit	84,695	420	—	85,115
Income from continuing operations	807,168	(49,628)	(22,332)	735,208
Income from discontinued operations	52,262	—	—	52,262
Net income	859,430	(49,628)	(22,332)	787,470
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(55,765)	—	—	(55,765)
Net income attributable to Vornado Realty L.P.	803,665	(49,628)	(22,332)	731,705
Preferred unit distributions	(80,736)	—	—	(80,736)
NET INCOME attributable to Class A unitholders	$722,929	$(49,628)	$(22,332)	$650,969

INCOME PER CLASS A UNIT - BASIC:
Income from continuing operations, net	$3.35			$3.01
Income from discontinued operations, net	0.26			0.26
Net income per Class A unit	$3.61			$3.27
Weighted average units outstanding	199,309			199,309

INCOME PER CLASS A UNIT - DILUTED:
Income from continuing operations, net	$3.31			$2.98
Income from discontinued operations, net	0.26			0.26
Net income per Class A unit	$3.57			$3.24
Weighted average units outstanding	201,158			201,158

VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2014

(Amounts in thousands, except per unit amounts)

		Distribution of
		JBG SMITH	Other
	As reported	Properties(1)	Adjustments(2)	Pro Forma
REVENUES:
Property rentals	$1,911,487	$(390,576)	$—	$1,520,911
Tenant expense reimbursements	245,819	(41,243)	—	204,576
Fee and other income	155,206	(41,104)	—	114,102
Total revenues	2,312,512	(472,923)	—	1,839,589
EXPENSES:
Operating	953,611	(174,589)	—	779,022
Depreciation and amortization	481,303	(112,046)	—	369,257
General and administrative	169,270	(47,669)	20,404	142,005
Acquisition and transaction related costs	18,435	—	—	18,435
Total expenses	1,622,619	(334,304)	20,404	1,308,719
Operating income	689,893	(138,619)	(20,404)	530,870
Loss from partially owned entities	(59,861)	1,279	—	(58,582)
Income from real estate fund investments	163,034	—	—	163,034
Interest and other investment income, net	38,752	(1,338)	1,172	38,586
Interest and debt expense	(412,755)	57,137	(2,183)	(357,801)
Net gain on disposition of wholly owned and partially owned assets	13,568	—	—	13,568
Income before income taxes	432,631	(81,541)	(21,415)	329,675
Income tax expense	(9,281)	242	—	(9,039)
Income from continuing operations	423,350	(81,299)	(21,415)	320,636
Income from discontinued operations	585,676	—	—	585,676
Net income	1,009,026	(81,299)	(21,415)	906,312
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(96,561)	—	—	(96,561)
Net income attributable to Vornado Realty L.P.	912,465	(81,299)	(21,415)	809,751
Preferred unit distributions	(81,514)	—	—	(81,514)
NET INCOME attributable to Class A unitholders	$830,951	$(81,299)	$(21,415)	$728,237

INCOME PER CLASS A UNIT - BASIC:
Income from continuing operations, net	$1.22			$0.72
Income from discontinued operations, net	2.95			2.95
Net income per Class A unit	$4.17			$3.67
Weighted average units outstanding	198,213			198,213

INCOME PER CLASS A UNIT - DILUTED:
Income from continuing operations, net	$1.21			$0.71
Income from discontinued operations, net	2.93			2.93
Net income per Class A unit	$4.14			$3.64
Weighted average units outstanding	199,813			199,813

VORNADO REALTY TRUST AND VORNADO REALTY L.P.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

(AMOUNTS IN THOUSANDS)

(1)         Distribution of JBG SMITH Properties

As a result of the Distribution, VNO common shareholders and VRLP common limited partners received a distribution of one JBGS common share for every two VNO common shares and a distribution of one JBGSLP common limited partnership unit for every two VRLP common limited partnership units.

Pro Forma Consolidated Balance Sheet

Represents the elimination of the historical combined assets and liabilities of JBGS as of March 31, 2017. “Other liabilities” is inclusive of a net $213,696 intercompany payable to Vornado comprised of a $289,590 payable to Vornado and a $75,894 payable by Vornado to JBGS.

Pro Forma Consolidated Statements of Income

Represents the elimination of the historical combined results of JBGS’ operations for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016, 2015 and 2014.

(2)         Pro Forma Consolidated Balance Sheet - Other Adjustments

Cash and Cash Equivalents / Unsecured Revolving Credit Facilities / Accounts Payable and Accrued Expenses / Other Liabilities / Earnings Less Than Distributions

Reflects (i) Vornado’s cash contribution to JBGS and the payment by Vornado of its payable to JBGS, (ii) the paydown of unsecured revolving credit facilities by JBGS, (iii) Vornado’s contribution of a note receivable to JBGS, (iv) the reimbursement by JBGS for certain costs incurred by Vornado in connection with the transaction, (v) profit and reimbursement of overhead related to transition services provided to JBGS for a period less than one year and (vi) a reclassification. These adjustments are summarized below:

(Amounts in thousands)

	As of March 31, 2017
		Paydown of
		Unsecured		Reimbursement
		Revolving	Contribution	by JBGS
	VNO Cash	Credit	of JBGS	of Certain			Total
	Contribution	Facilities	Note	Transaction	Transition		Other
	to JBGS(1)	by JBGS	Receivable	Costs	Services	Reclassification	Adjustments
ASSETS
Cash and cash equivalents	$(222,860)	$—	$—	$36,554	$520	$—	$(185,786)

LIABILITIES AND EQUITY
Unsecured revolving credit
facilities	$—	$(115,630)	$—	$—	$—	$—	$(115,630)
Accounts payable and accrued
expenses	—	(1,639)	—	—	—	(23,938)	(25,577)
Other liabilities	(75,894)	117,269	172,321	—	—	23,938	237,634
Earnings less than distributions	(146,966)	—	(172,321)	36,554	520	—	(282,213)
	$(222,860)	$—	$—	$36,554	$520	$—	$(185,786)

(1)         Represents Vornado’s cash contribution of $275,000 (including the $75,894 payment by Vornado of its payable to JBGS) less $50,712 of consolidated cash and $11,230 of our share of unconsolidated joint venture cash which is included in the distribution of JBGS plus $9,802 as a credit for tenant security deposits.

VORNADO REALTY TRUST AND VORNADO REALTY L.P.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

(AMOUNTS IN THOUSANDS)

(2)         Pro Forma Consolidated Statements of Income - Other Adjustments

General and Administrative Expenses

Reflects the reversal of the allocation of fixed Vornado corporate general and administrative expenses to the Washington, DC segment recognized by JBGS in the amounts of $6,738 and $6,058 for the three months ended March 31, 2017 and 2016, respectively, and $20,691, $19,992 and $20,339 for the years ended December 31, 2016, 2015 and 2014, respectively.

Reflects the aggregate annual amount of fees of $65 ($16 quarterly) to be paid by Vornado to JBGS in connection with the Management Agreement under which JBGS will provide property management, asset management, leasing brokerage and other similar services with respect to any Vornado real property asset that is located in the Washington, DC metropolitan area that is excluded from the separation and combination.

Interest and Other Investment Income, Net

Reflects the intercompany interest income recognized by JBGS related to the payment of Vornado’s payable of $831 and $743 for the three months ended March 31, 2017 and 2016, respectively, and $3,287, $2,708 and $1,172 for the years ended December 31, 2016, 2015 and 2014, respectively, which is included in the distribution of JBGS.

Interest and Debt Expense

Reflects the intercompany interest expense recognized by JBGS related to JBGS’s payables to Vornado in the amounts of $2,356 and $756 for the three months ended March 31, 2017 and 2016, respectively, and $5,190, $4,983 and $2,183 for the years ended December 31, 2016, 2015 and 2014, respectively, which is included in the distribution of JBGS.

Net Income Attributable to Noncontrolling Interests in the Operating Partnership (Vornado Realty Trust)

Reflects the adjustment made to the net income attributable to noncontrolling interests in VRLP resulting from the pro forma adjustments discussed above in the amounts of $911 and $1,092 for the three months ended March 31, 2017 and 2016, respectively, and $5,162, $4,318 and $5,855 for the years ended December 31, 2016, 2015 and 2014, respectively.